ADVISORSHARES TRUST

ADVISORSHARES GARTMAN GOLD/BRITISH POUND ETF

Supplement dated January 16, 2015

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2014, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Gartman Gold/British Pound ETF (the “Fund”), and any supplements thereto, and should be read in conjunction with those documents.

At the recommendation of AdvisorShares Investments, LLC, the investment adviser to the series of AdvisorShares Trust (the “Trust”), the Trust’s Board of Trustees approved the liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about January 30, 2015 (the “Liquidation Date”). Effective at that time, all references to the Fund in the Prospectus and Statement of Additional Information are deleted.

The last day of trading of Fund shares on the NYSE Arca, Inc. is expected to be January 26, 2015. Between the last day of trading and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the last day of trading, shareholders may continue to purchase and sell shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Between the last day of trading and the Liquidation Date, the Fund will deviate from its stated investment objective and strategies as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.